COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 17 – COMMITMENTS AND CONTINGENCIES

■ Contingencies

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claim, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable per guidance of ASC Topic 450-20 — Loss Contingencies.

As of September 30, 2025, the Company is involved in three separate legal cases with one former employee.

Labor Arbitration Claim (Case 1)

In July 2024, the Company became subject to a labor arbitration claim. In connection with this matter, certain funds totaling $24,298 (RMB 172,980) were restricted by the court. As of September 30, 2025, the arbitration remains pending.

Resolved Labor Dispute (Case 2)

In September 2025, a labor-related legal matter was resolved following a first-instance court judgment. Pursuant to the judgment, the Company was required to pay wage differentials for a specified period, together with an immaterial case filing fee. The Company settled the related amounts of approximately $7,703 (RMB 54,837) in October 2025.

Appealed Labor Dispute (Case 3)

In December 2025, a first-instance judgment was issued in connection with another labor dispute, requiring the Company to make a payment to the plaintiff. The Company has appealed the judgment and is in the process of completing the appeal procedures. As of the reporting date, the appeal is pending.

As of September 30, 2025 and 2024, the Company’s accrued provision for its ongoing litigation matters was $24,459 and nil respectively, which was recorded in accrued expenses and other current liabilities in its consolidated financial statements. There was no further update as the date that the consolidated financial statements are available to be issued.